TO:       Board of Directors
          24 Holdings, Inc.
          Cyberia House
          Church Street
          Basingstoke, Hampshire RG21 7QN


                                   RESIGNATION
                                   -----------

          The undersigned, Larsake Sandin, hereby resigns as Director of 24 Holdings, Inc., a Delaware corporation (the "Company"), effective as of September 30, 2005.




                                                  /s/ Larsake Sandin
                                             -----------------------------------
                                                  Larsake Sandin